Pursuant to Rule 497(e)
Registration No. 333-111662

SUNAMERICA SPECIALTY SERIES
(the "Trust")

SunAmerica Alternative Strategies Fund
(the "Fund")

Supplement dated June 4, 2010
to the Prospectus dated February 26, 2010

The Board of Trustees of the Trust has approved a change to the Fund's principal investment strategies to provide for the addition of a managed futures strategy to the Fund's current investment strategies and techniques, which are described in the Fund's prospectus. The Fund currently seeks to provide long-term total return by utilizing an actively managed quantitative investment process to provide commodity and hedge fund exposure and by investing in U.S. Government securities and other fixed income securities. As a result of the addition of the managed futures strategy, the Fund will be designed to serve as a core alternative investment component within an investor's portfolio and will seek to provide long-term total return by utilizing an actively managed quantitative investment process to provide exposure to a diversified portfolio of alternative, or non-traditional, investment strategies and asset classes, and by investing in U.S. Government securities and other fixed income securities.

The Fund has filed an amendment to its registration statement with the Securities and Exchange Commission ("SEC") reflecting the changes to the Fund's investment strategies and techniques and corresponding changes to the Fund's risks. This filing is subject to review by the SEC and is expected to become effective on or about July 5, 2010. Once the changes to the Fund's registration statement become effective, shareholders will receive an updated prospectus, which will contain information about the Fund's investment strategies and risks, as amended. Please read the prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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